UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 27, 2016

COUSINS PROPERTIES INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Georgia	001-11312	58-0869052
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

191 Peachtree Street NE, Suite 500 Atlanta, Georgia	30303
(Address of Principal Executive Offices)	(Zip code)

(404) 407-1000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Statement

As previously announced, on April 28, 2016, Cousins Properties Incorporated (“Cousins”), Parkway Properties, Inc. (“Parkway”), Parkway Properties LP (“Parkway LP”) and Clinic Sub Inc., a wholly owned subsidiary of Cousins (“Merger Sub”), entered into an Agreement and Plan of Merger (as amended or supplemented from time to time, the “Merger Agreement”), pursuant to which Parkway will merge with and into Merger Sub (the “Merger”), with Merger Sub continuing as the surviving corporation of the Merger and a wholly owned subsidiary of Cousins. Pursuant to the Merger Agreement, upon the terms and subject to the conditions of the Merger Agreement, immediately following the effective time of the Merger (the “Merger Effective Time”), Cousins will separate the portion of its combined businesses relating to the ownership of real properties in Houston, Texas (the “Houston Business”) from the remainder of the combined businesses (the “Separation”). After the Separation, Cousins will distribute pro rata to its common and limited voting preferred stockholders (including legacy Parkway common and limited voting stockholders) all of the outstanding shares of common and limited voting stock, respectively, of Parkway, Inc. (“New Parkway”), an entity that will contain the Houston Business (the “Spin-Off”).

Item 8.01.	Other Events

New Parkway previously filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form 10, initially filed on July 1, 2016 (as amended, the “Registration Statement”), relating to the distribution of outstanding shares of common stock and limited voting stock of New Parkway by Cousins in the Spin-Off.

On September 21, 2016, the Registration Statement was declared effective by the SEC. The Registration Statement includes a preliminary information statement that describes the Merger, the Separation and the Spin-Off and provides important information regarding New Parkway’s business and management. The final information statement, dated September 27, 2016 (the “Information Statement”), is attached hereto as Exhibit 99.1. On or about September 27, 2016, Cousins will mail the Information Statement to Cousins and Parkway stockholders.

Holders of shares of Cousins common stock or limited voting preferred stock (including legacy holders of Parkway common or limited voting stock, as applicable) will be entitled to receive one share of New Parkway’s common stock or limited voting stock, respectively, for every eight shares of Cousins common stock or limited voting preferred stock held by such stockholder as of the close of business on October 6, 2016, the record date of the Spin-Off, or if the closing of the Merger does not occur on October 6, 2016, the close of business on the date the Merger closes. As further described in the Information Statement, subject to the satisfaction or waiver of the conditions for the Merger and the Spin-Off, the Spin-Off is expected to occur on October 7, 2016, the business day following the closing of the Merger, or if the closing of the Merger occurs on a later date, the business day following such date, by way of a pro rata special dividend to Cousins stockholders, who will include legacy Parkway common stockholders and limited voting stockholders.

Cousins expects that a limited market, commonly known as a “when-issued” trading market, will develop approximately one week before the record date for the Spin-Off. New Parkway’s common stock is expected to begin trading “regular way” on the New York Stock Exchange under the ticker symbol “PKY” on October 7, 2016, the first trading day following completion of the Spin-Off.

Cautionary Note Regarding Forward-Looking Statements

This current report on Form 8-K may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which Cousins and Parkway and beliefs of and assumptions made by Cousins management and Parkway management, involve uncertainties that could significantly affect the financial or operating results of Cousins, Parkway, the combined company or New Parkway. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will,” variations of such words and similar expressions are intended to identify such forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed transactions involving Cousins and Parkway, including future financial and operating results, plans, objectives, expectations and intentions. All statements that address operating performance, events or developments that Cousins expects or anticipates will occur in the future — including statements relating to creating value for stockholders, benefits of the proposed transactions to tenants, employees, stockholders and other constituents of the combined company, integrating the companies, cost savings and the expected timetable for completing the proposed transactions — are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although Cousins believes the expectations reflected in any forward-looking statement are based on reasonable assumptions, Cousins can give no assurance that expectations will be attained and, therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. For example, these forward-looking statements could be affected by factors including, without limitation, risks associated with the ability to consummate the proposed merger and the timing of the closing of the proposed merger; risks associated with the ability to consummate the proposed spin-off of New Parkway and the timing of the closing of the proposed spin-off; risks associated with the ability to consummate certain asset sales contemplated by Parkway and the timing of the closing of such proposed asset sales; risks associated with the ability to consummate the proposed reorganization of certain assets and liabilities of Cousins and Parkway, including the contemplated structuring of Cousins and New Parkway as “UPREITs” following the consummation of the proposed transactions; the failure to obtain the necessary debt financing arrangements set forth in the commitment letter received in connection with the proposed transactions; the ability to secure favorable interest rates on any borrowings incurred in connection with the proposed transactions; the impact of such indebtedness incurred in connection with the proposed transactions; the ability to successfully integrate operations and employees; the ability to realize anticipated benefits and synergies of the proposed transactions; the potential liability for a failure to meet regulatory requirements, including the maintenance of REIT status; material changes in the dividend rates on securities or the ability to pay dividends on common stock or other securities; potential changes to tax legislation; changes in demand for developed properties; adverse changes in financial condition of joint venture partner(s) or major tenants; risks associated with the acquisition, development, expansion, leasing and management of properties; risks associated with the geographic concentration of Cousins, Parkway or New Parkway; risks associated with the industry concentration of tenants; the potential impact of announcement of the proposed transactions or consummation of the proposed transactions on relationships, including with tenants, employees, customers and competitors; the unfavorable outcome of any legal proceedings that have been or may be instituted against Cousins, Parkway or New Parkway by the combined company; significant costs related to uninsured losses, condemnation, or environmental issues; the ability to retain key personnel; the amount of the costs, fees, expenses and charges related to the proposed transactions and the actual terms of the financings that may be obtained in connection with the proposed transactions; changes in local, national and international financial market, insurance rates and interest rates; and those additional risks and factors discussed in reports filed with the SEC by Cousins, Parkway and New Parkway. Cousins and Parkway do not intend, and undertake no obligation, to update any forward-looking statement.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Information Statement of Parkway, Inc. dated September 27, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COUSINS PROPERTIES INCORPORATED

Date: September 28, 2016	By:	/s/ Pamela F. Roper
	Name:	Pamela F. Roper
	Title:	Senior Vice President and General Counsel

Exhibit No.	Description
99.1	Information Statement of Parkway, Inc. dated September 27, 2016.